SECTION 906 CERTIFICATION
     Pursuant to 18 U.S.C. § 1350, the undersigned officer of Wells Fargo Funds Trust (the “Trust”), hereby certifies, to the best of her knowledge, that the Trust’s report on Form N-CSRS for the period ended January 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.
     Date: March 30, 2011

By:
/s/ Karla M. Rabusch

Karla M. Rabusch
President
Wells Fargo Funds Trust
Exhibit 99.906CERT

SECTION 906 CERTIFICATION
     Pursuant to 18 U.S.C. § 1350, the undersigned officer of Wells Fargo Funds Trust (the “Trust”), hereby certifies, to the best of his knowledge, that the Trust’s report on Form N-CSRS for the period ended January 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.
     Date: March 30, 2011

By:
/s/ Kasey L. Phillips

Kasey L. Phillips
Treasurer
Wells Fargo Funds Trust
Exhibit 99.906CERT